UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/07/2008

Dekania Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33285

Delaware	84-1703721
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
(Address of principal executive offices, including zip code)

215-701-9555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 7, 2008, Dekania Corporation issued the press release attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Press release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dekania Corp.

Date: October 08, 2008	By:	/s/ Thomas H. Friedberg
Thomas H. Friedberg
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release